INSTITUTIONAL ADVISORS LARGECAP FUND SUPPLEMENT DATED SEPTEMBER 15, 2012 TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 1, 2012

Effective September 15, 2012, the sales charge imposed (both the front-end sales charge and the contingent deferred sales charge) on purchases or redemptions of the Fund (together, the “sales charges”) have been terminated.  All references to the charges in the Prospectus and Statement of Additional Information (“SAI”) should be deleted.  Also effective September 15, 2012, Institutional Advisors LLC (the “Adviser”) has reduced its contractual management fee rate from 1.70% to 1.18% and contractually agreed to maintain the expense ratio of the Fund at 1.20% of the Fund’s average daily net assets until at least September 15, 2013.

Therefore, effective immediately, the information under “Fees and Expenses of the Fund” on page 1 of the Prospectus is amended and restated as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Advisors LargeCap Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase or sale price)	None
Maximum Sales charge (load) imposed on reinvested dividends (as a percentage of purchase price)	None
Redemption fees	None
Exchange fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.18%
Distribution and Service (12b-1) Fees	0.01%
Other Expenses[1] (the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business )	0.16%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver[1]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver	1.20%

1 Institutional Advisors LLC (the “Adviser”) has contractually agreed to limit the Fund’s net annual operating expenses to 1.20% of the Fund’s average daily net assets until at least September 15, 2013, subject to termination at any time at the option of the Fund.

Effective immediately, the first paragraph under “Example” on page 2 of the Prospectus is amended and restated as follows:

Example

This example is intended to help you compare the cost of investing in the Institutional Advisors LargeCap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$413	$725	$1,611

Please retain this Supplement with your Prospectus and SAI for future reference.